                                                                 EXHIBIT 10.15

                          [CBS MARKETWATCH LETTERHEAD]




                              INSERTION ORDER FORM

BILL TO:  DATA BROADCASTING CORP.          DATE: AUGUST 25, 1998

ADVERTISER:  Data Broadcasting Corp.

AGENCY:

STREET ADDRESS:  3955 Point Eden Way

CITY:  Hayward                   STATE:  CA       ZIP: 94545
CONTACT: Mark Imperial                            PHONE: 510-723-3525
                                                  FAX: 510-266-6018

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NAME OF AD CAMPAIGN:  DATA BROADCASTING CORP.
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START DATE:  JULY 1, 1998                           END DATE:  DECEMBER 31, 2000

GUARANTEED IMPRESSIONS:

July 1998: 1 million impressions
August 1998 through December 2000; 2,777,800 impressions/month
(includes banner and cube ads)

BANNER PLACEMENT:  ROS

URL TO LINK TO:  http://www.dbc.com

BILL AMOUNT:    July 1998: $25,000 -- CPM Rate: $25
                August 1998 through December 2000; $41,667/month --
                  CPM Rate: $15

PAYMENT TERMS: Thirty days from invoice date (unless otherwise specified).

1.  Dimensions of gif must be 468 x 60 pixels (12K maximum file size)
2. Attach advertiser's Insertion Order or contract (if applicable) 14 day cancellation policy.
3. Advertiser reserves the right to cancel insertion order agreement with 30 days written notice.
4. For tracking information/requests, please contact Denise Moorehead at 415-733-0566.
5. SPECIAL INSTRUCTIONS: E-Mail electronic copy of gif, url, alternate text to dmoorehead@marketwatch.com or call 415-733-0566.


SPECIAL NOTES:

-added value impressions will be given in the form of text links, buttons, cub and banner ads

/s/ Mark F. Imperiale        10/6/98       /s/ J. Peter Bardwick        10/6/98
-------------------------   ---------      -------------------------   ---------
ADVERTISER'S SIGNATURE        DATE         CBSMARKETWATCH                DATE

                 PLEASE FAX BACK EXECUTED COPY TO 415-392-1972